Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communication Services - 36.2%(a)
Better Collective AS (b)	1,313	$12,822
Capcom Co. Ltd.	579	13,300
CD Projekt SA	232	12,079
Electronic Arts, Inc.	164	20,157
Embracer Group AB (b)	594	12,085
GungHo Online Entertainment, Inc. (b)	483	10,184
Kingsoft Corp. Ltd.	2,641	13,253
Konami Group Corp.	139	12,854
Krafton, Inc. (b)	59	14,781
NCSoft Corp. (b)	74	8,796
NetEase, Inc. - ADR	330	33,941
Nexon Co. Ltd.	836	10,943
Nintendo Co. Ltd.	568	37,524
Pearl Abyss Corp. (b)	380	7,597
Roblox Corp. - Class A (b)(c)	474	33,687
Skillz, Inc. (b)	973	6,470
Square Enix Holdings Co. Ltd.	263	10,692
Take-Two Interactive Software, Inc. (b)	119	22,076
Tencent Holdings Ltd.	1,625	83,673
Ubisoft Entertainment SA (b)	747	8,635
		385,549

Consumer Discretionary - 52.9%(a)
Aristocrat Leisure Ltd.	526	24,794
Bally's Corp. (b)	838	15,235
Bandai Namco Holdings, Inc.	748	18,650
Betsson AB	1,652	22,636
DraftKings, Inc. (b)	2,057	86,291
Entain PLC	3,858	33,882
Everi Holdings, Inc. (b)	1,337	18,237
Evoke PLC (b)	15,756	13,812
Evolution AB (d)	974	75,177
Flutter Entertainment PLC (b)	311	84,225
GameStop Corp. (b)	549	14,768
Genius Sports Ltd. (b)	2,324	20,521
Jumbo Interactive Ltd.	1,708	14,031
Kambi Group PLC (b)	1,121	12,478
Playtech PLC (b)	3,144	28,713
PointsBet Holdings Ltd.	16,815	8,967
Rank Group PLC	3,008	3,326
Rush Street Interactive, Inc. (b)	1,301	18,969
Sportradar Group AG (b)	1,222	25,638
Super Group SGHC Ltd.	2,938	23,768
		564,118

Information Technology - 10.8%
Advanced Micro Devices, Inc. (b)	247	28,640
AppLovin Corp. - Class A (b)	167	61,722
Micro-Star International Co. Ltd.	2,217	12,295
Unity Software, Inc. (b)	542	12,032
		114,689
TOTAL COMMON STOCKS (Cost $900,591)		1,064,356

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.49% (e)	32,850	32,850
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $32,850)		32,850

TOTAL INVESTMENTS - 103.0% (Cost $933,441)		1,097,206
Liabilities in Excess of Other Assets - (3.0)%		(32,114)
TOTAL NET ASSETS - 100.0%		$1,065,092
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $31,982 which represented 3.0% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2025, the value of these securities total $75,177 or 7.1% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer BlueStar Digital Entertainment ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,064,356	$–	$–	$1,064,356
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	32,850
Total Investments	$1,064,356	$–	$–	$1,097,206

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $32,850 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.